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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                DECEMBER 27, 2004



                          EXTENDED SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                000-23597                 82-0399670
-------------------------------    -----------              ----------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)           IDENTIFICATION NUMBER)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Extended Systems Incorporated (the "Registrant") selected Grant Thornton LLP as the Registrant's independent registered public accounting firm for the fiscal year ending June 30, 2005. Grant Thornton LLP advised the Registrant of its acceptance of this engagement and the Registrant engaged Grant Thornton LLP effective December 27, 2004.

During the two most recent fiscal years and through December 26, 2004 neither the Registrant nor anyone on its behalf has consulted with Grant Thornton LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304
(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

On December 29, 2004, Extended Systems Incorporated issued a press release announcing it had engaged Grant Thornton LLP to serve as the Company's independent registered public accountant. A copy of the press release is attached hereto as Exhibit 99.1.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   Exhibits.

                   EXHIBIT           DESCRIPTION
                   -------           -----------

                    99.1             Press release issued by Extended Systems
                                     Incorporated dated December 29, 2004
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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  December 29, 2004                       EXTENDED SYSTEMS INCORPORATED


                                               By: /s/ VALERIE A. HEUSINKVELD
                                                   --------------------------
                                                   Valerie A. Heusinkveld
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------




Exhibit
Number
------

 99.1 Press release issued by Extended Systems Incorporated dated December 29, 2004.